POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 7, 2016 TO THE

SUMMARY PROSPECTUS DATED AUGUST 26, 2016 OF:

PowerShares DWA Consumer Cyclicals Momentum Portfolio

Effective as of the open of markets on December 7, 2016 (the “Effective Date”), the listing exchange for shares of PowerShares DWA Consumer Cyclicals Momentum Portfolio (the “Fund”) will change from NYSE Arca, Inc. to The NASDAQ Stock Market LLC. Therefore, on the Effective Date, all references in the summary prospectus to the Fund’s shares being listed for trading on NYSE Arca, Inc. are replaced with references to The NASDAQ Stock Market LLC.

Please Retain This Supplement for Future Reference.

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